Provisions and other liabilities	12 Months Ended
Dec. 31, 2020
Provisions and other liabilities [abstract]
Provisions and other liabilities [text block]

20 Provisions and other liabilities

(in USD million)	Asset retirement obligations	Claims and litigations	Other provisions and liabilities	Total

Provisions and other liabilities at 31 December 2019	14,719	965	3,479	19,163

Non-current portion at 31 December 2019	14,616	54	3,282	17,951
Current portion at 31 December 2019 reported as trade, other payables and provisions	104	910	197	1,211

New or increased provisions and other liabilities	353	81	439	873
Change in estimates	202	22	(10)	214
Amounts charged against provisions and other liabilities	(234)	(15)	(145)	(394)
Effects of change in the discount rate	1,537		32	1,569
Reduction due to divestments	(0)			(0)
Accretion expenses	412		160	572
Reclassification and transfer	(282)	(0)	28	(254)
Foreign currency translation effects	584	0	53	637

Provisions and other liabilities at 31 December 2020	17,292	1,053	4,035	22,380

Non-current portion at 31 December 2020	17,200	96	2,436	19,731
Current portion at 31 December 2020 reported as trade, other payables and provisions	92	958	1,600	2,649

The line item New or increased provisions and other liabilities includes additional provisions incurred in the period, liabilities and contingent considerations related to acquisitions. Due to significantly reduced expected use of a transportation agreement, Equinor provided a liability of USD 166 million in 2020 for an onerous contract. In 2020, Equinor also recognized a liability for contingent consideration of USD 145 million related to the acquisition of 49% interest in the limited liability company LLC KrasGeoNac (KGN).

The timing of cash outflows of asset retirement obligations depends on the expected production cease at the various facilities.

In certain production sharing agreements (PSA), Equinor’s estimated share of ARO is paid into an escrow account over the producing life of the field. These payments are considered down-payments of the liabilities.

The Claims and litigations category mainly relate to expected payments for unresolved claims. The timing and amounts of potential settlements in respect of these claims are uncertain and dependent on various factors that are outside management's control. For further information on provisions and contingent liabilities, see note 23 Other commitments, contingent liabilities and contingent assets.

The line item Reclassification and transfer mainly relate to the classification of Bakken as held for sale. For further information, see note 4 Acquisitions and disposals.

For further information about methods applied and estimates required, see note 2 Significant accounting policies.

Expected timing of cash outflows
(in USD million)	Asset retirement obligations	Other provisions and liabilities, including claims and litigations	Total

2021 - 2025	883	4,197	5,080
2026 - 2030	1,634	266	1,900
2031 - 2035	5,716	178	5,895
2036 - 2040	2,557	41	2,598
Thereafter	6,502	406	6,908

At 31 December 2020	17,292	5,089	22,380